COLI VUL-2 Series

Account of Great-West Life

& Annuity Insurance

Company of New York

Financial Statements as of and for the period

ended December 31, 2021 and Report of

Independent Registered Public Accounting Firm

COLI VUL-2 Series Account of Great-West Life & Annuity Insurance

Company of New York

Index

Page(s)
Report of Independent Registered Public Accounting Firm	1 - 2
Statement of Assets and Liabilities as of December 31, 2021	3 - 6
Statement of Operations for the year ended December 31, 2021	7 - 10
Statement of Changes in Net Assets for the year ended December 31, 2021	11 - 17
Statement of Changes in Net Assets for the year ended December 31, 2020	11 - 17
Notes to Financial Statements	18 - 25

Report of Independent Registered Public Accounting Firm

To the Policy Owners of COLI VUL-2 Series Account and the Board of Directors of
Great-West Life & Annuity Insurance Company of New York:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A that comprise COLI VUL-2 Series Account (the Series Account) of Great-West Life & Annuity Insurance Company of New York as of December 31, 2021, the related statements of operations and changes in net assets for the year or period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year or period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Series Account as of December 31, 2021, the results of its operations and changes in its net assets for the year or period then ended, and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles. The statements of changes in net assets for the year ended December 31, 2020 and financial highlights for each of the years in the four-year period ended December 31, 2020 were audited by other independent registered public accountants whose report, dated May 3, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Great-West Life & Annuity Insurance Company of New York separate accounts since 2021.

Birmingham, Alabama
April 22, 2022

Appendix A

The investment divisions that comprise COL VUL-2 Series Account were audited according to varying periods as defined in the table below:

Investment Division	Statement of Assets and Liabilities	Statements of Operations and Changes in Net Assets
American Funds IS International Fund	As of December 31, 2021	For the year ended December 31, 2021
Blackrock Global Allocation VI Fund	As of December 31, 2021	For the year ended December 31, 2021
BlackRock High Yield VI Fund	As of December 31, 2021	For the year ended December 31, 2021
BNY Mellon Stock Index Portfolio	As of December 31, 2021	For the year ended December 31, 2021
DWS Small Cap Index VIP	As of December 31, 2021	For the year ended December 31, 2021
Eaton Vance VT Floating-Rate Income Fund	As of December 31, 2021	For the year ended December 31, 2021
Fidelity VIP Emerging Markets Portfolio	As of December 31, 2021	For the year ended December 31, 2021
Fidelity VIP Index 500 Portfolio	As of December 31, 2021	For the period December 6, 2021 (commencement of operations) to December 31, 2021
Great-West Bond Index Fund	As of December 31, 2021	For the year ended December 31, 2021
Great-West International Index Fund	As of December 31, 2021	For the year ended December 31, 2021
Great-West Real Estate Index Fund	As of December 31, 2021	For the year ended December 31, 2021
MFS VIT II International Growth Portfolio	As of December 31, 2021	For the year ended December 31, 2021
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	As of December 31, 2021	For the year ended December 31, 2021
PIMCO VIT High Yield Portfolio	As of December 31, 2021	For the year ended December 31, 2021
PIMCO VIT Low Duration Portfolio	As of December 31, 2021	For the year ended December 31, 2021
PIMCO VIT Real Return Portfolio	As of December 31, 2021	For the year ended December 31, 2021
PIMCO VIT Total Return Portfolio	As of December 31, 2021	For the year ended December 31, 2021
Vanguard VIF Global Bond Index	As of December 31, 2021	For the period December 6, 2021 (commencement of operations) to December 31, 2021
Vanguard VIF Total Bond Market Index	As of December 31, 2021	For the period December 6, 2021 (commencement of operations) to December 31, 2021

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2021

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS INTERNATIONAL FUND	BLACKROCK GLOBAL ALLOCATION VI FUND	BLACKROCK HIGH YIELD VI FUND	BNY MELLON STOCK INDEX PORTFOLIO	DWS SMALL CAP INDEX VIP	EATON VANCE VT FLOATING- RATE INCOME FUND
ASSETS:
Investments at Fair Value*	$1,815,953	$3,588,678	$710,281	$2	$1,437,694	$1,771,659
Receivable Units of the Account Sold	1,857,508	3,391,851	676,522	1,579,959	1,323,126	1,722,398
Receivable Dividends and Other	-	-	2,780	-	-	-

Total Assets	3,673,461	6,980,529	1,389,584	1,579,961	2,760,820	3,494,057

LIABILITIES:
Payable on Units of the Account	1,857,508	3,391,851	676,522	1,579,959	1,323,126	1,722,398

Total Liabilities	1,857,508	3,391,851	676,522	1,579,959	1,323,126	1,722,398

NET ASSETS	$1,815,953	$3,588,678	$713,061	$2	$1,437,694	$1,771,659

UNITS OUTSTANDING	104,941	215,925	60,144	-	38,656	143,815

UNIT VALUE	$17.30	$16.62	$11.86	$-	$37.19	$12.32

* Cost of Investments:	$1,909,165	$3,932,603	$706,806	$2	$1,431,223	$1,771,368
Shares of Investments:	80,352	201,724	93,581	-	77,171	194,902

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

	INVESTMENT DIVISIONS
	FIDELITY VIP EMERGING MARKETS PORTFOLIO	FIDELITY VIP INDEX 500 PORTFOLIO	GREAT-WEST BOND INDEX FUND	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST REAL ESTATE INDEX FUND	MFS VIT II INTERNATIONAL GROWTH PORTFOLIO
ASSETS:
Investments at Fair Value*	$2,476,310	$7,689,065	$-	$1,822,652	$1,865,689	$1,810,956
Receivable Units of the Account Sold	2,632,393	7,401,687	9,603	1,670,538	1,061,053	1,678,750
Receivable Dividends and Other	-	-	-	-	-	-

Total Assets	5,108,703	15,090,752	9,603	3,493,190	2,926,742	3,489,707

LIABILITIES:
Payable on Units of the Account	2,632,393	7,401,687	9,603	1,670,538	1,061,053	1,678,750

Total Liabilities	2,632,393	7,401,687	9,603	1,670,538	1,061,053	1,678,750

NET ASSETS	$2,476,310	$7,689,065	$-	$1,822,652	$1,865,689	$1,810,956

UNITS OUTSTANDING	180,058	670,500	-	113,200	95,554	132,799

UNIT VALUE	$13.75	$11.47	$-	$16.10	$19.53	$13.64

* Cost of Investments:	$2,954,422	$7,402,040	$-	$1,782,014	$1,292,552	$1,767,003
Shares of Investments:	196,845	16,420	-	139,134	121,464	107,924

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

4

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

	INVESTMENT DIVISIONS
	PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	VANGUARD VIF GLOBAL BOND INDEX
ASSETS:
Investments at Fair Value*	$2,481,826	$713,227	$705,995	$711,204	$4,232,250	$1,051,510
Receivable Units of the Account Sold	2,609,734	687,248	711,489	667,990	4,247,008	1,057,440
Receivable Dividends and Other	-	-	-	-	-	-

Total Assets	5,091,560	1,400,475	1,417,485	1,379,194	8,479,257	2,108,950

LIABILITIES:
Payable on Units of the Account	2,609,734	687,248	711,489	667,990	4,247,008	1,057,440

Total Liabilities	2,609,734	687,248	711,489	667,990	4,247,008	1,057,440

NET ASSETS	$2,481,826	$713,227	$705,995	$711,204	$4,232,250	$1,051,510

UNITS OUTSTANDING	220,323	24,183	43,828	32,211	186,233	104,410

UNIT VALUE	$11.26	$29.49	$16.11	$22.08	$22.73	$10.07

* Cost of Investments:	$2,738,700	$716,990	$714,889	$702,417	$4,479,817	$1,057,434
Shares of Investments:	226,858	89,827	69,012	50,837	393,332	49,367

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

5

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

INVESTMENT DIVISIONS
VANGUARD VIF TOTAL BOND MARKET INDEX
ASSETS:
Investments at Fair Value*	$1,053,125
Receivable Units of the Account Sold	1,057,439
Receivable Dividends and Other	-

Total Assets	2,110,564

LIABILITIES:
Payable on Units of the Account	1,057,439

Total Liabilities	1,057,439

NET ASSETS	$1,053,125

UNITS OUTSTANDING	104,364

UNIT VALUE	$10.09

* Cost of Investments:	$1,057,434
Shares of Investments:	86,180

Note: Totals may not appear to foot/crossfoot due to rounding.	(Concluded)

The accompanying notes are an integral part of these financial statements.

6

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS INTERNATIONAL FUND	BLACKROCK GLOBAL ALLOCATION VI FUND	BLACKROCK HIGH YIELD VI FUND	BNY MELLON STOCK INDEX PORTFOLIO	DWS SMALL CAP INDEX VIP	EATON VANCE VT FLOATING- RATE INCOME FUND
INVESTMENT INCOME:
Dividends	$46,146	$32,226	$30,600	$66,465	$12,540	$48,155

NET INVESTMENT INCOME (LOSS)	46,146	32,226	30,600	66,465	12,540	48,155

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	5,511	15,194	427	1,158,383	8,373	785
Realized Gain Distributions	-	493,331	2,016	353,575	87,184	-

Net Realized Gain (Loss) on Investments	5,511	508,526	2,443	1,511,958	95,557	785

Change In Net Unrealized Appreciation (Depreciation) on Investments	(92,870)	(344,133)	3,422	(1,258)	6,703	291

Net Realized and Unrealized Gain (Loss) on Investments	(87,358)	164,393	5,865	1,510,700	102,261	1,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(41,212)	$196,619	$36,464	$1,577,165	$114,801	$49,230

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

7

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS
	FIDELITY VIP EMERGING MARKETS PORTFOLIO	FIDELITY VIP INDEX 500 PORTFOLIO	GREAT-WEST BOND INDEX FUND	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST REAL ESTATE INDEX FUND	MFS VIT II INTERNATIONAL GROWTH PORTFOLIO
		(1)

INVESTMENT INCOME:
Dividends	$46,853	$-	$6,448	$38,709	$13,416	$8,748

NET INVESTMENT INCOME (LOSS)	46,853	-	6,448	38,709	13,416	8,748

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	7,603	353	(19,117)	11,960	192,793	8,159
Realized Gain Distributions	267,573	-	3,066	60,807	25,290	71,346

Net Realized Gain (Loss) on Investments	275,176	353	(16,051)	72,767	218,083	79,505

Change In Net Unrealized Appreciation (Depreciation) on Investments	(478,207)	287,024	(40)	41,041	572,103	44,578

Net Realized and Unrealized Gain (Loss) on Investments	(203,031)	287,378	(16,092)	113,807	790,187	124,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(156,178)	$287,378	$(9,643)	$152,517	$803,602	$132,830

Note: Totals may not appear to foot/crossfoot due to rounding.

(1) For the period of December 6, 2021 to December 31, 2021.

(Continued)

The accompanying notes are an integral part of these financial statements.

8

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS
	PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	VANGUARD VIF GLOBAL BOND INDEX
						(1)
INVESTMENT INCOME:
Dividends	$161,552	$29,901	$3,461	$34,375	$72,057	$-

NET INVESTMENT INCOME (LOSS)	161,552	29,901	3,461	34,375	72,057	-

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	(82,736)	(177)	(64)	52	(7,507)	(6)
Realized Gain Distributions	50,131	-	-	-	168,211	-

Net Realized Gain (Loss) on Investments	(32,605)	(177)	(64)	52	160,704	(6)

Change In Net Unrealized Appreciation (Depreciation) on Investments	(256,873)	(3,814)	(8,894)	8,700	(247,777)	(5,924)

Net Realized and Unrealized Gain (Loss) on Investments	(289,478)	(3,991)	(8,958)	8,752	(87,073)	(5,930)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(127,926)	$25,910	$(5,497)	$43,127	$(15,015)	$(5,930)

Note: Totals may not appear to foot/crossfoot due to rounding.

(1) For the period of December 6, 2021 to December 31, 2021.

(Continued)

The accompanying notes are an integral part of these financial statements.

9

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

INVESTMENT DIVISIONS
VANGUARD VIF TOTAL BOND MARKET INDEX
(1)

INVESTMENT INCOME:
Dividends	$-

NET INVESTMENT INCOME (LOSS)	-

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	(5)
Realized Gain Distributions	-

Net Realized Gain (Loss) on Investments	(5)

Change In Net Unrealized Appreciation (Depreciation) on Investments	(4,309)

Net Realized and Unrealized Gain (Loss) on Investments	(4,314)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,314)

Note: Totals may not appear to foot/crossfoot due to rounding.

(1) For the period of December 6, 2021 to December 31, 2021.

(Concluded)

The accompanying notes are an integral part of these financial statements.

10

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 and December 31, 2020

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS INTERNATIONAL FUND		BLACKROCK GLOBAL ALLOCATION VI FUND		BLACKROCK HIGH YIELD VI FUND
	2021	2020	2021	2020	2021	2020
		(1)		(1)		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$46,146	$-	$32,226	$-	$30,600	$21
Net Realized Gain (Loss) on Investments	5,511	-	508,526	-	2,443	-
Change In Net Unrealized Appreciation (Depreciation) on Investments	(92,870)	(342)	(344,133)	208	3,422	54

Increase (Decrease) In Net Assets Resulting from Operations	(41,212)	(342)	196,619	208	36,464	74

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	1,561,329	102,482	3,118,923	204,964	625,022	40,993
Transfers for Contract Benefits and Terminations	(4)	-	(7)	-	(1)	-
Net Transfers	210,399	(1,430)	102,133	(2,860)	17,274	(572)
Contract Maintenance Charges	(15,269)	-	(31,302)	-	(6,194)	-

Increase (Decrease) In Net Assets Resulting From Contract Transactions	1,756,455	101,052	3,189,747	202,104	636,102	40,421

Total Increase (Decrease) In Net Assets	1,715,243	100,710	3,386,366	202,312	672,566	40,495

NET ASSETS:
Beginning Of Period	100,710	-	202,312	-	40,495	-

End Of Period	$1,815,953	$100,710	$3,588,678	$202,312	$713,061	$40,495

CHANGES IN UNITS OUTSTANDING:
Units Issued	105,742	5,733	217,750	12,985	60,689	3,597
Units Redeemed	(6,533)	-	(14,810)	-	(4,143)	-

Net Increase (Decrease)	99,208	5,733	202,940	12,985	56,546	3,597

(1) For the period of December 30, 2020 to December 31, 2020.

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

11

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 and December 31, 2020

	INVESTMENT DIVISIONS
	BNY MELLON STOCK INDEX PORTFOLIO		DWS SMALL CAP INDEX VIP		EATON VANCE VT FLOATING-RATE INCOME FUND
	2021	2020	2021	2020	2021	2020
		(1)		(1)		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$66,465	$1,537	$12,540	$-	$48,155	$30
Net Realized Gain (Loss) on Investments	1,511,958	-	95,557	-	785	-
Change In Net Unrealized Appreciation (Depreciation) on Investments	(1,258)	1,258	6,703	(232)	291	-

Increase (Decrease) In Net Assets Resulting from Operations	1,577,165	2,796	114,801	(232)	49,230	30

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	6,523,962	430,425	1,243,065	81,986	1,564,094	102,482
Transfers for Contract Benefits and Terminations	(16)	-	(3)	-	(3)	-
Net Transfers	(8,466,470)	(6,006)	12,078	(1,144)	72,579	(1,430)
Contract Maintenance Charges	(61,854)	-	(12,856)	-	(15,323)	-

Increase (Decrease) In Net Assets Resulting From Contract Transactions	(2,004,378)	424,419	1,242,284	80,842	1,621,346	101,052

Total Increase (Decrease) In Net Assets	(427,213)	427,215	1,357,084	80,610	1,670,577	101,082

NET ASSETS:
Beginning Of Period	427,215	-	80,610	-	101,082	-

End Of Period	$2	$427,215	$1,437,694	$80,610	$1,771,659	$101,082

CHANGES IN UNITS OUTSTANDING:
Units Issued	189,029	11,708	38,887	2,482	145,054	8,501
Units Redeemed	(200,737)	-	(2,713)	-	(9,740)	-

Net Increase (Decrease)	(11,708)	11,708	36,175	2,482	135,314	8,501

(1) For the period of December 30, 2020 to December 31, 2020.

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

12

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 and December 31, 2020

	INVESTMENT DIVISIONS
	FIDELITY VIP EMERGING MARKETS PORTFOLIO		FIDELITY VIP INDEX 500 PORTFOLIO	GREAT-WEST BOND INDEX FUND
	2021	2020	2021	2021	2020
		(1)	(2)		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$46,853	$-	$-	$6,449	$-
Net Realized Gain (Loss) on Investments	275,176	-	353	(16,051)	-

Change In Net Unrealized Appreciation (Depreciation) on Investments	(478,207)	96	287,024	(40)	40

Increase (Decrease) In Net Assets Resulting from Operations	(156,178)	96	287,378	(9,643)	40

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	2,184,375	143,475	-	940,190	61,489
Transfers for Contract Benefits and Terminations	(5)	-	-	(2)	-
Net Transfers	327,469	(2,002)	7,410,253	(983,377)	(858)
Contract Maintenance Charges	(20,919)	-	(8,566)	(7,839)	-

Increase (Decrease) In Net Assets Resulting From Contract Transactions	2,490,919	141,473	7,401,687	(51,028)	60,631

Total Increase (Decrease) In Net Assets	2,334,741	141,569	7,689,065	(60,671)	60,671

NET ASSETS:
Beginning Of Period	141,569	-	-	60,671	-

End Of Period	$2,476,310	$141,569	$7,689,065	$-	$60,671

CHANGES IN UNITS OUTSTANDING:
Units Issued	181,064	10,046	671,244	61,431	3,683
Units Redeemed	(11,052)	-	(744)	(65,114)	-

Net Increase (Decrease)	170,012	10,046	670,500	(3,683)	3,683

(1) For the period of December 30, 2020 to December 31, 2020.

(2) For the period of December 6, 2021 to December 31, 2021.

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

13

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 and December 31, 2020

	INVESTMENT DIVISIONS
	GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST REAL ESTATE INDEX FUND		MFS VIT II INTERNATIONAL GROWTH PORTFOLIO
	2021	2020	2021	2020	2021	2020
		(1)		(1)		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$38,709	$-	$13,416	$-	$8,748	$-
Net Realized Gain (Loss) on Investments	72,767	-	218,083	-	79,505	-
Change In Net Unrealized Appreciation (Depreciation) on Investments	41,041	(403)	572,103	1,034	44,578	(624)

Increase (Decrease) In Net Assets Resulting from Operations	152,517	(403)	803,602	1,034	132,830	(624)

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	1,555,792	102,482	1,535,815	102,482	1,558,622	102,482
Transfers for Contract Benefits and Terminations	(4)	-	(4)	-	(4)	-
Net Transfers	29,560	(1,430)	(557,910)	(1,430)	34,755	(1,430)
Contract Maintenance Charges	(15,862)	-	(17,900)	-	(15,675)	-

Increase (Decrease) In Net Assets Resulting From Contract Transactions	1,569,486	101,052	960,001	101,052	1,577,698	101,052

Total Increase (Decrease) In Net Assets	1,722,003	100,649	1,763,603	102,086	1,710,529	100,428

NET ASSETS:
Beginning Of Period	100,649	-	102,086	-	100,428	-

End Of Period	$1,822,652	$100,649	$1,865,689	$102,086	$1,810,956	$100,428

CHANGES IN UNITS OUTSTANDING:
Units Issued	114,140	6,923	127,124	7,545	133,942	8,047
Units Redeemed	(7,863)	-	(39,116)	-	(9,191)	-

Net Increase (Decrease)	106,277	6,923	88,009	7,545	124,752	8,047

(1) For the period of December 30, 2020 to December 31, 2020.

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

14

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 and December 31, 2020

	INVESTMENT DIVISIONS
	PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)		PIMCO VIT HIGH YIELD PORTFOLIO		PIMCO VIT LOW DURATION PORTFOLIO
	2021	2020	2021	2020	2021	2020
		(1)		(1)		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$161,552	$18	$29,901	$19	$3,461	$3
Net Realized Gain (Loss) on Investments	(32,605)	-	(177)	-	(64)	-
Change In Net Unrealized Appreciation (Depreciation) on Investments	(256,873)	(0)	(3,814)	51	(8,894)	-

Increase (Decrease) In Net Assets Resulting from Operations	(127,926)	18	25,910	69	(5,497)	3

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	3,130,676	204,964	625,560	40,993	626,112	40,993
Transfers for Contract Benefits and Terminations	(7)	-	(1)	-	-	-
Net Transfers	(694,327)	(2,860)	27,414	(572)	51,004	(572)
Contract Maintenance Charges	(28,713)	-	(6,146)	-	(6,048)	-

Increase (Decrease) In Net Assets Resulting From Contract Transactions	2,407,630	202,105	646,827	40,421	671,068	40,421

Total Increase (Decrease) In Net Assets	2,279,703	202,123	672,737	40,490	665,572	40,424

NET ASSETS:
Beginning Of Period	202,123	-	40,490	-	40,424	-

End Of Period	$2,481,826	$202,123	$713,227	$40,490	$705,995	$40,424

CHANGES IN UNITS OUTSTANDING:
Units Issued	284,962	17,197	24,402	1,423	44,215	2,486
Units Redeemed	(81,837)	-	(1,641)	-	(2,873)	-

Net Increase (Decrease)	203,125	17,197	22,760	1,423	41,342	2,486

(1) For the period of December 30, 2020 to December 31, 2020.

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

15

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 and December 31, 2020

	INVESTMENT DIVISIONS
	PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO		VANGUARD VIF GLOBAL BOND INDEX
	2021	2020	2021	2020	2021
		(1)		(1)	(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	34,375	$-	72,057	$48	$-
Net Realized Gain (Loss) on Investments	52	-	160,704	-	(6)
Change In Net Unrealized Appreciation (Depreciation) on Investments	8,700	87	(247,777)	209	(5,924)

Increase (Decrease) In Net Assets Resulting from Operations	43,127	88	(15,015)	257	(5,930)

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	625,302	40,993	3,759,346	245,957	-
Transfers for Contract Benefits and Terminations	(1)	-	(8)	-	-
Net Transfers	8,458	(572)	281,344	(3,432)	1,058,607
Contract Maintenance Charges	(6,190)	-	(36,199)	-	(1,167)

Increase (Decrease) In Net Assets Resulting From Contract Transactions	627,568	40,421	4,004,482	242,525	1,057,440

Total Increase (Decrease) In Net Assets	670,695	40,509	3,989,467	242,783	1,051,510

NET ASSETS:
Beginning Of Period	40,509	-	242,783	-	-

End Of Period	711,204	$40,509	4,232,250	$242,783	$1,051,510

CHANGES IN UNITS OUTSTANDING:
Units Issued	32,519	1,937	187,959	10,548	104,526
Units Redeemed	(2,246)	-	(12,274)	-	(116)

Net Increase (Decrease)	30,274	1,937	175,685	10,548	104,410

   (1) For the period of December 30, 2020 to December 31, 2020.

(2) For the period of December 6, 2021 to December 31, 2021.

Note: Totals may not appear to foot/crossfoot due to rounding.	(Continued)

The accompanying notes are an integral part of these financial statements.

16

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 and December 31, 2020

INVESTMENT DIVISIONS
VANGUARD VIF TOTAL BOND MARKET INDEX
2021
(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$-
Net Realized Gain (Loss) on Investments	(5)
Change In Net Unrealized Appreciation (Depreciation) on Investments	(4,309)

Increase (Decrease) In Net Assets Resulting from Operations	(4,314)

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	-
Transfers for Contract Benefits and Terminations	-
Net Transfers	1,058,608
Contract Maintenance Charges	(1,168)

Increase (Decrease) In Net Assets Resulting From Contract Transactions	1,057,439

Total Increase (Decrease) In Net Assets	1,053,125

NET ASSETS:
Beginning Of Period	-

End Of Period	$1,053,125

CHANGES IN UNITS OUTSTANDING:
Units Issued	104,480
Units Redeemed	(116)

Net Increase (Decrease)	104,364

(1)For the period of December 6, 2021 to December 31, 2021.

Note: Totals may not appear to foot/crossfoot due to rounding.

(Concluded)

The accompanying notes are an integral part of these financial statements.

17

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS
PERIOD ENDED DECEMBER 31, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company of New York (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the New York State Department of Financial Services. It consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct. Net premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts. The value of the separate account at any time is allocated among contract holders based on the number and value of their accumulation units representing their interest in the separate account. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities.

The outbreak of the novel strain of coronavirus, specifically identified as ‘COVID-19’, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Series Account in future periods. Management will continue to monitor developments and their impact on the fair value of the subaccounts in which the Separate Account invests.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

18

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly.

These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2021, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Proceeds from Units Sold

Proceeds from Units Sold from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers to the Company.

19

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Investment Division	Purchases	Sales
AMERICAN FUNDS IS INTERNATIONAL FUND	$1,877,397	$120,942
BLACKROCK GLOBAL ALLOCATION VI FUND	3,436,132	246,385
BLACKROCK HIGH YIELD VI FUND	684,073	47,971
BNY MELLON STOCK INDEX PORTFOLIO	7,001,518	9,005,896
DWS SMALL CAP INDEX VIP	1,345,702	103,418
EATON VANCE VT FLOATING-RATE INCOME FUND	1,739,573	118,227
FIDELITY VIP EMERGING MARKETS PORTFOLIO	2,661,276	170,357
FIDELITY VIP INDEX 500 PORTFOLIO	7,410,253	8,566
GREAT-WEST BOND INDEX FUND	1,000,192	1,051,221
GREAT-WEST INTERNATIONAL INDEX FUND	1,696,562	127,076
GREAT-WEST REAL ESTATE INDEX FUND	1,667,054	707,053
MFS VIT II INTERNATIONAL GROWTH PORTFOLIO	1,701,751	124,053
PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)	3,333,970	926,341
PIMCO VIT HIGH YIELD PORTFOLIO	694,211	47,385
PIMCO VIT LOW DURATION PORTFOLIO	717,800	46,732
PIMCO VIT REAL RETURN PORTFOLIO	675,256	47,687
PIMCO VIT TOTAL RETURN PORTFOLIO	4,282,108	277,626
VANGUARD VIF GLOBAL BOND INDEX	1,058,607	1,167
VANGUARD VIF TOTAL BOND MARKET INDEX	1,058,608	1,168

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first withdrawal made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

20

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $15 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract Maintenance Charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The company converts the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of death benefit, we will deduct the pro-rata portion of mortality and expense risk charge that has accrued. The charges are recognized as Mortality and Expense Risk in the Statement of Operations and Contract Maintenance Charges in the Statement of Changes of in Net Assets of the applicable Investment Division.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment received. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. The Series Account presents Proceeds from Units Sold net of premium load charges assessed by the Company prior to investment of the proceeds into the applicable investment divisions.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. There are currently no such expenses.

21

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. These changes are recorded as Net Transfers on the Statement of Changes in Net Assets of the applicable Investment Divisions. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it has investment activity during the period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

22

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

AMERICAN FUNDS IS INTERNATIONAL 2
2021	105		$17.30	$1,816	2.78%	0.00%	(1.50)%
2020	6		$17.57	$101	0.00%	0.00%	(1.73)%
BLACKROCK GLOBAL ALLOCATION V.I. I
2021	216		$16.62	$3,589	0.94%	0.00%	6.67%
2020	13		$15.58	$202	0.00%	0.00%	(1.30)%
BLACKROCK HIGH YIELD V.I. I
2021	60		$11.86	$713	4.54%	0.00%	5.32%
2020	4		$11.26	$40	0.05%	0.00%	(1.23)%
BNY MELLON STOCK INDEX FUND INITIAL
2021	0	*	$-	$-	0.89%	0.00%	N/A %
2020	12		$36.49	$427	0.36%	0.00%	(0.75)%
DWS SMALL CAP INDEX VIP A
2021	39		$37.19	$1,438	0.93%	0.00%	14.50%
2020	2		$32.48	$81	0.00%	0.00%	(1.67)%
EATON VANCE VT FLOATING-RATE INCOME FUND
2021	144		$12.32	$1,772	2.89%	0.00%	3.60%
2020	9		$11.89	$101	0.03%	0.00%	(1.36)%
FIDELITY VIP EMERGING MARKETS SVC
2021	180		$13.75	$2,476	2.05%	0.00%	(2.41)%
2020	10		$14.09	$142	0.00%	0.00%	(1.32)%
FIDELITY VIP INDEX 500 PORTFOLIO
(Effective date 05/3/2021)
2021	671		$11.47	$7,689	0.00%	0.00%	14.68%
GREAT-WEST BOND INDEX FUND
2021	0	*	$-	$-	0.66%	0.00%	N/A %
2020	4		$16.47	$61	0.00%	0.00%	(1.33)%
GREAT-WEST INTERNATIONAL INDEX INVESTOR
2021	113		$16.10	$1,823	2.23%	0.00%	10.75%
2020	7		$14.54	$101	0.00%	0.00%	(1.79)%
GREAT-WEST REAL ESTATE INDEX INV
2021	96		$19.53	$1,866	2.23%	0.00%	44.31%
2020	8		$13.53	$102	0.00%	0.00%	(0.39)%
MFS VIT II INTERNATIONAL GROWTH INITIAL
2021	133		$13.64	$1,811	0.51%	0.00%	9.27%
2020	8		$12.48	$100	0.00%	0.00%	(2.00)%
PIMCO VIT GLOBAL BOND OPPORTUNITIES (UNHEDGED) ADMIN
2021	220		$11.26	$2,482	5.09%	0.00%	(4.16)%
2020	17		$11.75	$202	0.01%	0.00%	(1.39)%
PIMCO VIT HIGH YIELD ADMIN
2021	24		$29.49	$713	5.09%	0.00%	3.63%
2020	1		$28.46	$40	0.05%	0.00%	(1.21)%
PIMCO VIT LOW DURATION ADMIN
2021	44		$16.11	$706	0.53%	0.00%	(0.93)%
2020	2		$16.26	$40	0.01%	0.00%	(1.40)%
PIMCO VIT REAL RETURN ADMIN
2021	32		$22.08	$711	5.10%	0.00%	5.59%
2020	2		$20.91	$41	0.00%	0.00%	(1.19)%
PIMCO VIT TOTAL RETURN ADMIN
2021	186		$22.73	$4,232	1.83%	0.00%	(1.27)%
2020	11		$23.02	$243	0.01%	0.00%	(1.29)%
*The Investment Division has units that round to less than 1,000 units.							(Continued)

23

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31			For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

VANGUARD VIF GLOBAL BOND INDEX
(Effective date 12/6/2021)
2021	104	$10.07	$1,052	0.00%	0.00%	0.71%
VANGUARD VIF TOTAL BOND MARKET INDEX
(Effective date 12/6/2021)
2021	104	$10.09	$1,053	0.00%	0.00%	0.91%
						(Concluded)

24

5.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2021 including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

25

Great-West Life & Annuity Insurance Company of New York

(A wholly-owned subsidiary of Great-West Life & Annuity Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2021 and 2020 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of Three Years in the Period Ended December 31, 2021 and Report of Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street,
Suite 400
Denver, CO,80202
USA
INDEPENDENT AUDITOR’S REPORT	Tel: +1 303-292-5400
Fax: 303 312 4000
To the Board of Directors and Stockholder of	www.Deloitte.com
Great-West Life & Annuity Insurance Company of New York
New York, New York

Opinions

We have audited the statutory-basis financial statements of Great-West Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 15, 2022

Denver, CO

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020
Admitted assets:
Cash and invested assets:
Bonds	$2,758,518	$1,868,877
Preferred stock	—	842
Mortgage loans (net of allowances of $20 and $20)	214,706	238,564
Contract loans	14,308	16,034
Cash, cash equivalents and short-term investments	128,665	516,224
Securities lending collateral assets	6,357	3,794
Other invested assets	22,054	19,670
Total cash and invested assets	3,144,608	2,664,005

Investment income due and accrued	17,611	14,215
Premiums deferred and uncollected	354	384
Funds held or deposited with reinsured companies	243,958	256,739
Current federal income taxes recoverable from affiliate	2,717	473
Deferred income taxes	—	3,691
Due from affiliates	1,869	12
Other assets	27,670	4,341
Assets from separate accounts	699,997	674,708

Total admitted assets	$4,138,784	$3,618,568

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020
Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities	$1,971,158	$2,165,038
Liability for deposit-type contracts	1,132,610	447,107
Provision for policyholders’ dividends	1,400	1,800
Asset valuation reserve	11,232	8,238
Interest maintenance reserve	72,058	94,771
Due to parent and affiliates	23,203	1,743
Payable for securities lending collateral	6,357	3,794
Other liabilities	27,716	32,192
Liabilities from separate accounts	699,797	674,554
Total liabilities	3,945,531	3,429,237

Contingencies (See Note 15)

Capital and surplus:
Common stock, $1,000 par value; 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500
Gross paid in and contributed surplus	253,014	253,014
Unassigned deficit	(62,261)	(66,183)
Total capital and surplus	193,253	189,331

Total liabilities, capital and surplus	$4,138,784	$3,618,568

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Operations

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Income:
Premium income and annuity considerations	$524,091	$1,653,527	$(395,942)
Net investment income	67,751	31,020	39,787
Amortization of interest maintenance reserve	9,474	5,230	778
Commission and expense allowances on reinsurance ceded	4,683	6,315	5,750
Other miscellaneous income	23,129	7,152	13,152
Total income	629,128	1,703,244	(336,475)
Expenses:
Death benefits	5,711	7,967	6,745
Annuity benefits	15,269	1,597	4,815
Surrender benefits	1,556,963	239,470	278,998
(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(193,158)	1,347,799	(577,236)
Other benefits	11,410	190	159
Total benefits	1,396,195	1,597,023	(286,519)
Commissions	2,347	191,136	12,711
Other insurance expenses	28,525	14,276	13,273
Net transfers from separate accounts	(801,825)	(49,023)	(69,379)
Interest maintenance reserve reinsurance activity	(11,174)	92,485	(21,652)
Total benefits and expenses	614,068	1,845,897	(351,566)
Net gain (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	15,060	(142,653)	15,091
Dividends to policyholders	1,026	1,498	1,938
Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	14,034	(144,151)	13,153
Federal income tax (benefit) expense	(210)	316	(13,275)
Net gain (loss) from operations before net realized capital gains (losses)	14,244	(144,467)	26,428
Net realized capital gains (losses), less tax benefits of $12, $0, and $159, and transfers to interest maintenance reserve	45	—	(596)
Net income (loss)	$14,289	$(144,467)	$25,832

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Capital and surplus, beginning of year	$189,331	$113,835	$81,442

Net income (loss)	14,289	(144,467)	25,832
Change in net unrealized capital losses, net of income taxes	(1,024)	(86)	—
Change in net deferred income taxes	(3,609)	12,812	(12,707)
Change in non-admitted assets	(147)	(10,372)	7,891
Change in asset valuation reserve	(2,994)	(2,999)	2,699
Surplus paid in	—	220,564	—
Change in surplus as a result of reinsurance	(2,639)	29	8,663
Changes in capital and surplus as a result of separate accounts	46	15	15
Net change in capital and surplus for the year	3,922	75,496	32,393
Capital and surplus, end of year	$193,253	$189,331	$113,835

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Operating activities:
Premium income	$523,489	$675,322	$207,985
Investment income received, net of investment expenses paid	80,931	31,407	39,793
Other miscellaneous income received	37,954	18,101	22,959
Benefit and loss related payments	(1,592,719)	(248,611)	(289,357)
Net transfers from separate accounts	801,825	49,035	72,965
Commissions, other expenses and taxes paid	(31,292)	(204,826)	(24,982)
Dividends paid to policyholders	(1,426)	(1,998)	(2,239)
Federal income taxes (paid) received, net	(1,498)	(1,911)	8,353
Net cash (used in) provided by operating activities	(182,736)	316,519	35,477

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	337,264	119,142	142,434
Stocks	828	—	—
Mortgage loans	43,027	1,622	25,136
Other	4,589	—	3
Cost of investments acquired:
Bonds	(1,254,518)	(171,055)	(252,696)
Mortgage loans	(22,000)	(4,000)	—
Other	—	91	(153)
Net change in contract loans	307	403	197
Net cash used in investing activities	$(890,503)	$(53,797)	$(85,079)

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Financing and miscellaneous activities:
Capital and paid in surplus	$—	$220,564	$—
Deposit-type contract withdrawals, net of deposits	674,897	(50)	(174)
Other	10,783	3,420	(204)
Net cash provided by (used in) financing and miscellaneous activities	685,680	223,934	(378)

Net (decrease) increase in cash, cash equivalents and short-term investments	(387,559)	486,656	(49,980)
Cash, cash equivalents and short-term investments:
Beginning of year	516,224	29,568	79,548
End of year	$128,665	$516,224	$29,568
In 2020, non-cash transfers of $1,193 million of assets and liabilities occurred as a part of the MassMutual transaction. In 2019, non-cash transfers of $646 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 8 for further information on the MassMutual transaction.

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). GWL&A is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company is incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York State Department of Financial Services (the "Department"). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the State of New York and Illinois.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 8 for further discussion of the MassMutual transaction.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the "Protective transaction"), of substantially all of its individual life insurance and annuity business to Protective Life and Annuity Insurance Company ("Protective") who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred Statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company will retain a block of participating life insurance policies, which are now administered by Protective. Post-transaction, the Company will focus on the defined contribution retirement and asset management markets.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of New York Superintendent of Financial Services.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The NAIC SAP has been adopted as a component of prescribed or permitted practices by the Department. The Department has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically, for New York domiciled companies, the amount of ceded reserves are limited to the amount of direct reserves while NAIC SAP does not have this specific requirement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

A reconciliation of the Company’s capital and surplus and statutory net income between NAIC SAP and practices prescribed by the Department, and the resulting tax impacts, are shown below.

	Statutory Capital and Surplus		Statutory Net (Loss) Income
	December 31,		Year ended December 31,
	2021	2020	2021	2020	2019
New York prescribed basis	$193,253	189,331	$14,289	$(144,467)	$25,832

State prescribed practices, ceded reserves
Ceded reserves	—	1,061	(1,061)	(277)	(260)
Current income taxes on ceded reserves	—	(344)	344	33	(41)
Deferred taxes	—	(223)	223	58	(281)
Reduction to non-admit deferred taxes	—	156	(156)	(70)	226
NAIC SAP basis	$193,253	$189,981	$13,639	$(144,723)	$25,476

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•	Bonds, including loan-backed and structured securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Perpetual preferred stock is recorded at fair value not to exceed the currently effective call price. Under GAAP, perpetual preferred stock is recorded at fair value.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•	As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•	As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•	As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•	Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•	Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•	Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•	Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•	Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•	Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•	Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•	Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•	The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•	For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•	For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic continues to cause material disruption to businesses globally, resulting in continued economic pressures. While rising vaccination rates have led governments in different regions to ease restrictions put in place, many factors continue to extend economic uncertainty, including but not limited to: the availability, adoption and uncertainty around the effectiveness of vaccines; the emergence of COVID-19 variants; and the extent and timing of related government and central bank actions. The Company has developed flexible strategies to manage the current environment and leverage opportunities for the future. The duration and impact of the COVID-19 pandemic continues to be unknown at this time. The results of the Company reflect management's judgments regarding the impact of prevailing market conditions.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•	Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•	Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•	The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•	Perpetual preferred stocks are carried at fair value not to exceed the currently effective call price.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•	Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

•	The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•	Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

•	The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

•	Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

•	On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•	Additionally, the Company considers the temporary relief granted by the Statutory Accounting Principles Working Group (“SAPWG”) in response to the Coronavirus, Aid, Relief, and Economic Security Act (the “CARES Act”). The relief gives temporary statutory exception for impairment assessment on bank loans, mortgage loans and investment products with underlying mortgage loans due to situations as a result of COVID-19 including the forbearance or modification of mortgage loan payments. SAPWG also granted practical expedients in determining whether a modification is a concession (insignificant) or if it is a TDR. The provisions of these guidance are applicable through the earlier of January 1, 2022, or 60 days after the date on which the national emergency concerning COVID–19 terminates.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•	The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds and short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral.

•	Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•	Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•	The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

•	Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a bond investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•	Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•	Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

•	Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

The fair value of certain investments in the separate accounts are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of cross-currency swaps and foreign currency forwards. The Company uses these derivative instruments to manage foreign currency exchange rate risk associated with its invested assets. Derivative instruments are not used for speculative reasons. The Company’s derivatives are cleared and settled through a bilateral contract between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. Cash collateral pledged by the Company is included in other assets.

Due to/from parent and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of aggregate write-ins for miscellaneous income.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

2.   Recently Adopted Accounting Pronouncements

In 2020, SAPWG adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021 with early adoption permitted. The adoption of this standard did not have a material effect on the Company’s financial statements.

3.   Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives recordkeeping services, investment advisory services, distribution and administrative services, and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

On August 1, 2020, the Company executed the direct assignment of its recordkeeping related contracts and related recordkeeping revenues and expenses to Empower Retirement, LLC (“Empower”).

On December 31, 2020, the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. After the close of this acquisition, the Company assigned all recordkeeping related revenues and expenses to Empower.

Description	Related party	Year Ended December 31,			Financial statement line
		2021	2020	2019
Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds.	GWFS Equities, Inc.(1)	$—	$330	$8,381	Other income
Receives reimbursement for commissions paid on recordkeeping contracts transferred to Empower	GWL&A	(19,147)	—	—	Commissions
Provides recordkeeping services.	GWL&A	—	1,460	2,328	Other income
Receives recordkeeping services.	Empower Retirement, LLC ("Empower")(1)	—	(7,870)	(12,914)	Other income
Receives investment advisory services.	GWL&A	(1,580)	(813)	(839)	Net investment income
Received corporate support services.	GWL&A	25,525	11,813	—	Other insurance expenses

(1) A wholly-owned subsidiary of GWL&A.

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2021	2020
GWFS Equities, Inc.(1)	On account	On demand	$1,869	$7
Other related party receivables	On account	On demand	—	5
Total			$1,869	$12

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

(1) A wholly-owned subsidiary of GWL&A.

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2021	2020
GWL&A	On account	On demand	5,204	1,743
The Canada Life Assurance Company(2)	On account	On demand	17,999	—
Total			$23,203	$1,743

(1) A wholly-owned subsidiary of GWL&A.

(2) An indirect wholly-owned subsidiary of Lifeco

The Company had $2,717 and $473 of current federal income taxes receivable at December 31, 2021 and 2020, respectively. These amounts were due from Lifeco U.S. relating to its consolidated tax return.

The Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

4.   Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2021
Bonds:	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value
U.S. government	$38,607	$1,090	$589	$39,108
All other governments	3,073	—	3	3,070
U.S. states, territories and possessions	8,061	511	58	8,514
Political subdivisions of states and territories	9,687	297	126	9,858
Industrial and miscellaneous	2,311,069	31,394	33,153	2,309,310
Loan-backed and structured securities	388,021	5,448	3,274	390,195
Total bonds	$2,758,518	$38,740	$37,203	$2,760,055

	December 31, 2020
Bonds:	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value
U.S. government	$13,958	$1,911	$—	$15,869
All other governments	3,205	—	—	3,205
U.S. states, territories and possessions	8,873	864	—	9,737
Political subdivisions of states and territories	9,913	363	—	10,276
Industrial and miscellaneous	1,563,901	51,720	545	1,615,076
Loan-backed and structured securities	269,027	10,827	45	279,809
Total bonds	$1,868,877	$65,685	$590	$1,933,972

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2021
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$100,224	$100,960
Due after one year through five years	605,307	614,251
Due after five years through ten years	1,171,293	1,169,016
Due after ten years	493,673	485,632
Loan-backed and structured securities	388,021	390,196
Total bonds	$2,758,518	$2,760,055

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	December 31,
	2021	2020
Consideration from sales	$261,868	$80,614
Gross realized gains from sales	4,165	2,685
Gross realized losses from sales	7,624	88

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2021
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI
U.S. government	$24,339	$589	$—	$—	$24,339	$589
All other governments	3,070	3	—	—	3,070	3
U.S. states, territories and possessions	2,416	58	—	—	2,416	58
Political subdivisions of states and territories	5,528	126	—	—	5,528	126
Industrial and miscellaneous	1,202,334	31,899	155,796	7,115	1,358,130	39,014
Loan-backed and structured securities	211,961	2,695	9,226	579	221,187	3,274
Total bonds	$1,449,648	$35,370	$165,022	$7,694	$1,614,670	$43,064
Total number of securities in an unrealized loss position		340		35		375

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	December 31, 2020
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI
Industrial and miscellaneous	$30,514	$534	$—	$—	$30,514	$534
Loan-backed and structured securities	12,068	35	206	4	12,274	39
Total bonds	$42,582	$569	$206	$4	$42,788	$573
Total number of securities in an unrealized loss position		9		1		10

Bonds - Total unrealized losses and OTTI increased by $42,491, or 7,416%, from December 31, 2020 to December 31, 2021. The increase in unrealized losses was across all asset classes and was primarily driven by lower valuations as a result of higher interest rates at December 31, 2021 compared to December 31, 2020. The acquisition of Statutory assets under the terms of the MassMutual transaction increased overall bond investments as well as the unrealized losses. See Note 1 and Note 8 for further discussion of the transaction.

Total unrealized losses greater than twelve months increased by $7,690 from December 31, 2020 to December 31, 2021. Industrial and miscellaneous securities account for 92%, or $7,115, of the unrealized losses and OTTI greater than twelve months at December 31, 2021. These securities continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 12% and 10% of total invested assets at December 31, 2021 and 2020, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $0 and $357 as of December 31, 2021 and 2020, respectively. The Company was not required to pledge collateral related to these derivatives as of December 31, 2021 or December 31, 2020.

At December 31, 2021 and 2020, the Company was not required to pledge collateral related to these derivatives, while other counterparties had pledged $9,640 and $0 of unrestricted cash collateral to the Company to satisfy collateral netting arrangements, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Types of derivative instruments and derivative strategies

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

The following tables summarize derivative financial instruments:

	December 31, 2021
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$169,293	$5,647	$9,514

Total cash flow hedges	$169,293	$5,647	$9,514
(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

	December 31, 2020
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$5,678	$2	$2
Total cash flow hedges	5,678	2	2

Derivatives not designated as hedges:
Foreign currency forwards	174,353	(111)	(111)
Total derivatives not designated as hedges	174,353	(111)	(111)
Total cash flow hedges, and derivatives not designated as hedges	$180,031	$(109)	$(109)
(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

Net unrealized gains/(losses) on foreign currency forwards not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus was $88 and $(88) at December 31, 2021 and 2020, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Securities lending

Securities with a cost or amortized cost of $6,177 and $3,621, and estimated fair values of $6,164 and $3,680 were on loan under the program at December 31, 2021 and 2020, respectively.

The following table summarizes the securities on loan by category:

	December 31,		December 31,
	2021		2020
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value
Industrial and miscellaneous	$6,177	$6,164	$3,621	$3,680
Total	$6,177	$6,164	$3,621	$3,680

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $6,357 and $3,794 as collateral at December 31, 2021 and 2020, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Restricted assets

At December 31, 2021 and 2020, the Company had investments with a book/adjusted carrying value of $1,682 and $1,737, respectively, on deposit or in trust accounts controlled by various state insurance departments in accordance with statutory requirements. Additionally, the Company held collateral under securities lending agreements in the amount of $6,357 and $3,794 as of December 31, 2021 and 2020, respectively. The total restricted assets amount represents less than 1% of both total assets and total admitted assets at December 31, 2021 and 2020.

Net investment income

The following table summarizes net investment income:

	Year Ended December 31,
	2021	2020	2019
Bonds	$60,984	$29,070	$35,804
Mortgage loans	4,983	1,743	2,159
Derivative instruments	1,749	—	—
Other invested assets	476	109	175
Contract loans	473	680	870
Miscellaneous income	436	19	73
Cash, cash equivalents and short-term investments	227	210	1,545
Preferred stock	3	2	—
Gross investment income	69,331	31,833	40,626
Expenses	(1,580)	(813)	(839)
Net investment income	$67,751	$31,020	$39,787

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table summarizes net realized capital (losses) gains on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2021	2020	2019

Net realized capital (losses) gains, before federal income tax	$(2,557)	$5,280	$22,426
Less: Federal income tax (benefit) expense	(537)	1,109	4,709
Net realized capital (losses) gains, before IMR transfer	(2,020)	4,171	17,717
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) of ($549), $1,109 and $4,868, respectively	(2,065)	4,171	18,313
Net realized capital gains (losses), net of federal income tax (benefit) of $12, $0 and ($159), respectively, and IMR transfer	$45	$—	$(596)

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year ended December 31, 2021
Reserve as of December 31, 2020	$94,771
Transferred into IMR, net of taxes	(2,065)
IMR reinsurance activity	(11,174)
Balance before amortization	81,532
Amortization released to Statement of Operations	(9,474)
Reserve as of December 31, 2021	$72,058

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2021	2020
Industrial and miscellaneous	85%	67%

	Concentration by industry
	December 31,
	2021	2020
Financial services	21%	21%
Utilities	13%	—%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company had the following concentrations in cash, cash equivalents and short-term investments based on total invested assets:

	Concentration by type
	December 31,
	2021	2020
Industrial and miscellaneous	—%	16%

	Concentration by industry
	December 31,
	2021	2020
Financial services	—%	17%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $214,726 and $238,584, of which $161,782 and $196,732 were loan participation agreements as of December 31, 2021 and 2020, respectively. All mortgages were current as of December 31, 2021 and 2020.

The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2021 were 3.37% and 3.10%, respectively. The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2020 were 3.25% and 3.25%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 70.55% and 17.34% during 2021 and 2020, respectively.

The balance in the commercial mortgage provision allowance was $20 as of December 31, 2021 and 2020. There was no provision activity for the years ended December 31, 2021 and 2020.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2021	2020
Multi-family	43%	40%
Industrial	30%	28%
Other	15%	15%
Retail	9%	13%
Office	3%	4%
	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	Concentration by geographic area
	December 31,
	2021	2020
Pacific	45%	47%
South Atlantic	14%	16%
West South Central	10%	10%
Other	10%	9%
Mountain	9%	8%
East South Central	5%	—%
West North Central	5%	5%
East North Central	2%	5%
	100%	100%

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
			December 31, 2021
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$2,760,055	$2,758,518	$—	$2,760,055	$—	$—	$2,760,055
Mortgage loans	214,387	214,706	—	214,387	—	—	214,387
Cash, cash equivalents and short-term investments	128,665	128,665	128,665	—	—	—	128,665
Contract loans	14,308	14,308	—	14,308	—	—	14,308
Other long term invested assets	13,850	13,943	—	13,850	—	—	13,850
Securities lending reinvested collateral assets	6,357	6,357	—	6,357	—	—	6,357
Collateral under derivative counterparty collateral agreements	9,640	9,640	9,640	—	—	—	9,640
Receivable for securities	2,277	2,277	—	2,277	—	—	2,277
Derivative instruments	9,514	5,834	—	9,514	—	—	9,514
Separate accounts assets	699,997	699,997	698,765	1,232	—	—	699,997
Total assets	$3,859,050	$3,854,245	$837,070	$3,021,980	$—	$—	$3,859,050

Liabilities:
Deposit-type contracts	$1,052,693	$1,132,610	$—	$1,052,693	$—	$—	$1,052,693
Payable under securities lending agreement	6,357	6,357	—	6,357	—	—	6,357
Collateral under derivative counterparty collateral agreements	9,640	9,640	9,640	—	—	—	9,640
Payable for securities	1,556	1,556		1,556			1,556
Derivative instruments	—	187	—	—	—	—	—
Separate account liabilities	489	489	489	—	—	—	489
Total liabilities	$1,070,735	$1,150,839	$10,129	$1,060,606	$—	$—	$1,070,735

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2020
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$1,933,972	$1,868,877	$—	$1,933,972	$—	$—	$1,933,972
Preferred stock	842	842	—	842	—	—	842
Mortgage loans	241,037	238,564	—	241,037	—	—	241,037
Cash, cash equivalents and short-term investments	516,224	516,224	493,576	22,648	—	—	516,224
Contract loans	16,036	16,034	—	16,036	—	—	16,036
Other long term invested assets	14,556	14,383	—	14,556	—	—	14,556
Securities lending reinvested collateral assets	3,794	3,794	304	3,490	—	—	3,794
Receivable for securities	5,039	5,039	—	5,039	—	—	5,039
Derivative instruments	248	248	—	248	—	—	248
Separate accounts assets	674,708	674,708	674,517	191	—	—	674,708
Total assets	$3,406,456	$3,338,713	$1,168,397	$2,238,059	$—	$—	$3,406,456

Liabilities:
Deposit-type contracts	$357,467	$447,107	$—	$357,467	$—	$—	$357,467
Payable under securities lending agreement	3,794	3,794	304	3,490	—	—	3,794
Derivative instruments	357	357	—	357	—	—	357
Total liabilities	$361,618	$451,258	$304	$361,314	$—	$—	$361,618

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Bonds and preferred stock

The fair values for bonds and preferred stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Policy loans are an integral part of the life insurance policies that the company has in force and cannot be valued separately. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contractholder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps and foreign currency forwards, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities.  Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

Fair Value Hierarchy

The following tables present the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2021
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)
Separate account assets (1)	$698,765	$1,232	$—	$—	$699,997
Total assets at fair value	$698,765	$1,232	$—	$—	$699,997

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

Liabilities:
Separate account liabilities (1)	$1,938	$—	$—	$—	$1,938
Total liabilities at fair value	$1,938	$—	$—	$—	$1,938

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

	Fair Value Measurements at Reporting Date
	December 31, 2020
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)
Preferred stock
Industrial and miscellaneous	$—	$842	$—	$—	$842
Derivatives
Foreign currency forwards	—	246	—	—	246
Separate account assets (1)	674,517	191	—	—	674,708
Total assets at fair value	$674,517	$1,279	$—	$—	$675,796

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

Liabilities:
Derivatives
Foreign currency forwards	$—	$357	$—	$—	$357
Total liabilities at fair value	$—	$357	$—	$—	$357

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

6.   Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2021			December 31, 2020
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Contract loans	$14,308	$—	$14,308	$16,037	$3	$16,034
Premiums deferred and uncollected	354	—	354	388	4	384
Deferred income taxes	10,442	10,442	—	14,050	10,359	3,691
Other assets	28,205	535	27,670	4,806	464	4,342
	$53,309	$10,977	$42,332	$35,281	$10,830	$24,451

7.   Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2021		December 31, 2020
Type	Gross	Net of loading	Gross	Net of loading
Ordinary renewal business	$412	$354	$449	$384
Total	$412	$354	$449	$384

8.   Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts. Effective June 1, 2019 all risks on non-participating policies within the below retention limits were ceded to Protective. For business that existed before June 1, 2019, the Company retains a maximum of $250 of coverage per individual life. These blocks are closed to new business.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company's most significant reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2021, 2020 and 2019 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020
Admitted assets:
Cash and invested assets:
Bonds	$966
Preferred stock	1
Mortgage loans	197
Cash, cash equivalents, and short-term investments	176
Other invested assets	18
Total cash and invested assets	1,358

Investment income due and accrued	8
Funds held or deposited with reinsured companies	257
Other assets	4
Total admitted assets	$1,627

(In millions)
December 31,
2020
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$1,217
Liability for deposit-type contracts	446
Interest maintenance reserve	92
Other liabilities	28
Total liabilities	1,783

Capital and surplus:
Unassigned deficit	(156)
Total capital and surplus	(156)
Total liabilities, capital and surplus	$1,627

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

(In millions)
Statutory Statements of Operations	December 31,
2020
Income:
Premium income and annuity consideration	$1,336
Total income	1,336

Expenses:
Increase in aggregate reserves for life and accident and health policies and contracts	1,217
Total benefits	1,217
Commissions	183
Interest maintenance reserve reinsurance activity	92
Total benefit and expenses	1,492

Net loss from operations before federal income taxes	$(156)

The MassMutual transaction also included $5,967.1 million of separate account assets acquired under modified coinsurance. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company, as discussed in Note 10.

The Company received a capital contribution from parent of $218 million to finance the transaction, as discussed in Note 11.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	0.5% to 6.00%
	- Annuity Funds	1% to 11.25%
	- Disability	4.00% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary ("CSO") tables, and American Experience
	- Annuity Funds	Various annuity valuation tables, primarily including the 71 and 83a Individual Annuitant Mortality ("IAM"), Annuity 2000, Group Annuity Reserving table ("1994-GAR"), 2012 Individual Annuity Reserving table ("2012 IAR"), and the 1971 and 1983 Group Annuity Mortality ("GAM") Table
Morbidity	- Disability	Various disability tables, primarily including 58 and 80 CSO, 64 CDT and 1970 Intercompany DISA.

The Company waives deduction of deferred fractional premium upon the death of the insured for all issues and returns any portion of the final premium beyond the date of death for 1980 and later issues of Canada Life of New York. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2021 and 2020, the Company had $411,063 and $671,544, respectively of insurance in force, before reinsurance ceded, for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department.

Tabular interest and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released and tabular interest on funds not involving life contingencies have been determined by formula.

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.   Individual Annuities

	December 31, 2021
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	— %
At book value less current surrender charges of 5% or more	—	—	—	— %
At fair value	—	254,113	254,113	89.5%
Total with adjustment or at market value	—	254,113	254,113	89.5%
At book value without adjustment (minimal or no charge or adjustment)	5,029	—	5,029	1.8%
Not subject to discretionary withdrawal	24,791	—	24,791	8.7%
Total gross	29,820	254,113	283,933	100.0%
Reinsurance ceded	29,820	—	29,820
Total, net	$—	$254,113	$254,113

	December 31, 2020
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$337	$—	$337	0.1%
At book value less current surrender charges of 5% or more	—	—	—	— %
At fair value	—	242,882	242,882	88.1%
Total with adjustment or at market value	337	242,882	243,219	88.2%
At book value without adjustment (minimal or no charge or adjustment)	5,572	—	5,572	2.0%
Not subject to discretionary withdrawal	27,028	—	27,028	9.8%
Total gross	32,937	242,882	275,819	100.0%
Reinsurance ceded	32,937	—	32,937
Total, net	$—	$242,882	$242,882

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

2.   Group Annuities

	December 31, 2021
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$1,036,880	$—	$1,036,880	46.6%
At book value less current surrender charges of 5% or more	—	—	—	— %
At fair value	—	359,293	359,293	16.2%
Total with adjustment or at market value	1,036,880	359,293	1,396,173	62.8%
At book value without adjustment (minimal or no charge or adjustment)	70,212	—	70,212	3.2%
Not subject to discretionary withdrawal	758,177	—	758,177	34.0%
Total gross	1,865,269	359,293	2,224,562	100.0%
Reinsurance ceded	8,742	—	8,742
Total, net	$1,856,527	$359,293	$2,215,820

	December 31, 2020
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$1,143,032	$—	$1,143,032	46.8%
At book value less current surrender charges of 5% or more	—	—	—	— %
At fair value	—	382,371	382,371	15.7%
Total with adjustment or at market value	1,143,032	382,371	1,525,403	62.4%
At book value without adjustment (minimal or no charge or adjustment)	40,447	—	40,447	1.7%
Not subject to discretionary withdrawal	874,666	—	874,666	35.8%
Total gross	2,058,145	382,371	2,440,516	100.0%
Reinsurance ceded	9,199	—	9,199
Total, net	$2,048,946	$382,371	$2,431,317

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

3. Deposit-type contracts

	December 31, 2021
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$85,041	$—	$85,041	7.5%
At book value less current surrender charges of 5% or more	—	—	—	— %
At fair value	—	—	—	— %
Total with adjustment or at market value	85,041	—	85,041	7.5%
At book value without adjustment (minimal or no charge or adjustment)	354,035	—	354,035	31.2%
Not subject to discretionary withdrawal	694,870	—	694,870	61.3%
Total gross	1,133,946	—	1,133,946	100.0%
Reinsurance ceded	1,336	—	1,336
Total, net	$1,132,610	$—	$1,132,610

	December 31, 2020
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$73,885	$—	$73,885	16.5%
At book value less current surrender charges of 5% or more	—	—	—	— %
At fair value	—	—	—	— %
Total with adjustment or at market value	73,885	—	73,885	16.5%
At book value without adjustment (minimal or no charge or adjustment)	373,834	—	373,834	83.4%
Not subject to discretionary withdrawal	257	—	257	0.1%
Total gross	447,976	—	447,976	100.0%
Reinsurance ceded	869	—	869
Total, net	$447,107	$—	$447,107

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2021	2020
General Account:
Annuities	$1,856,527	$2,048,946
Deposit-type contracts	1,132,610	447,107
Subtotal	2,989,137	2,496,053

Separate Account:
Annuities (excluding supplementary contracts)	613,406	625,253
Total	$3,602,543	$3,121,306

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Term policies with cash value	$—	$36	$48	$—	$—	$—
Universal life	572,570	617,309	626,965	—	—	—
Other permanent cash value life insurance	—	113,731	119,734	—	—	—
Variable universal life	1,084	1,084	1,096	82,022	82,022	82,022

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	N/A	N/A	15,293	N/A	N/A	—
Accidental death benefits	N/A	N/A	4	N/A	N/A	—
Disability - active lives	N/A	N/A	160	N/A	N/A	—
Disability - disabled lives	N/A	N/A	1,188	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	63,173	N/A	N/A	—
Total gross	573,654	732,160	827,661	82,022	82,022	82,022
Reinsurance ceded	573,654	626,045	713,668	82,022	82,022	82,022
Total, net	$—	$106,115	$113,993	$—	$—	$—

	December 31, 2020
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Term policies with cash value	$—	$67	$83	$—	$—	$—
Universal life	579,542	617,469	626,589	—	—	—
Other permanent cash value life insurance	—	113,452	120,009	—	—	—
Variable universal life	1,009	1,009	1,012	44,800	44,800	44,800

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	N/A	N/A	19,486	N/A	N/A	—
Accidental death benefits	N/A	N/A	4	N/A	N/A	—
Disability - active lives	N/A	N/A	176	N/A	N/A	—
Disability - disabled lives	N/A	N/A	1,080	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	4,002	N/A	N/A	—
Total gross	580,551	731,997	772,441	44,800	44,800	44,800
Reinsurance ceded	580,551	625,971	657,710	44,800	44,800	44,800
Total, net	$—	$106,026	$114,731	$—	$—	$—

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

Life actuarial reserves at December 31, were as follows:

	2021	2020
General Account:
Life insurance	$111,120	$111,798
Accidental death benefits	3	4
Active lives	55	54
Disability - disabled lives	331	313
Miscellaneous reserves	2,484	2,562
Total	$113,993	$114,731

10.   Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product

All the products are classified as separate accounts for the statutory financial statements.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are related parties of the Company, and shares of other non-affiliated mutual funds.

All assets within each of the Company’s separate accounts are considered legally insulated from the general account at December 31, 2021. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2021 and 2020, the Company’s separate account assets that are legally insulated from the general account claims are $699,997 and $674,708, respectively.

As of December 31, 2021 and 2020, $336,135 and $287,682, respectively, were ceded under Modified Coinsurance to Protective. While the Company holds the respective asset and liability under the Modified Coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2021, and 2020, $5,967,090 and $4,985,496, respectively, were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

All separate accounts are non-guaranteed separate accounts and include unit investment trusts, or series accounts that invest in diversified open-end management investment companies. The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31,
	2021	2020
Premiums, considerations or deposits	$62,824	$52,090
Reserves:
For accounts with assets at:
Fair value	$695,428	$670,053
Total reserves	$695,428	$670,053

By withdrawal characteristics:
At fair value	$695,428	$670,053
Total subject to discretionary withdrawals	$695,428	$670,053

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2021	2020	2019
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$62,824	$52,090	$70,263
Transfers from separate accounts	(128,908)	(125,242)	(205,056)
Net transfers from separate accounts	(66,084)	(73,152)	(134,793)
Reconciling adjustments:
Net transfer of reserves to separate accounts	(735,741)	24,129	65,414
Net transfers as reported in the Statements of Operations	$(801,825)	$(49,023)	$(69,379)

11.   Capital and Surplus, Dividend Restrictions, and Other Matters

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company did not pay dividends during the years ended December 31, 2021, 2020 and 2019.

The maximum amount of dividends which can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent of Financial Services, is subject to restrictions relating to statutory surplus and statutory net gain from operations. The Company may pay up to $14,034 of dividends during the year ended December 31, 2021 without the approval of the Superintendent. Dividends are non-cumulative.

In the fourth quarter of 2020, the Company received a capital contribution of $218 million from GWL&A. The proceeds were used to finance the MassMutual transaction.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2021	2020
Unrealized gains	(309)	715
Non-admitted assets	(10,976)	(10,829)
Asset valuation reserve	(11,232)	(8,238)
Surplus as regards reinsurance	6,053	8,692
Separate accounts	216	170
Total unassigned deficit	$(16,248)	$(9,490)

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

12.   Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$11,884	$—	$11,884	$15,355	$—	$15,355	$(3,471)	$—	$(3,471)
Valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax asset	11,884	—	11,884	15,355	—	15,355	(3,471)	—	(3,471)
Deferred tax assets non-admitted	(10,441)	—	(10,441)	(10,817)	458	(10,359)	376	(458)	(82)
Net admitted deferred tax asset	1,443	—	1,443	4,538	458	4,996	(3,095)	(458)	(3,553)
Gross deferred tax liabilities	(1,106)	(337)	(1,443)	(847)	(458)	(1,305)	(259)	121	(138)
Net admitted deferred tax asset	$337	$(337)	$—	$3,691	$—	$3,691	$(3,354)	$(337)	$(3,691)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

		December 31, 2021			December 31, 2020			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	—	—	—	3,691	—	3,691	(3,691)	—	(3,691)
	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—	3,691	—	3,691	(3,691)	—	(3,691)
	(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	28,988	—	—	27,846	—	—	1,142
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	1,443	—	1,443	847	458	1,305	596	(458)	138
	Total deferred tax assets admitted as a results of the application of SSAP No. 101	$1,443	$—	$1,443	$4,538	$458	$4,996	$(3,095)	$(458)	$(3,553)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	835.92%	977.99%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$193,254	$185,640

The following table presents the impact of tax planning strategies:

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$11,884	$—	$15,355	$—	$(3,471)	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$1,443	$—	$4,538	$458	$(3,095)	$(458)
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2021	2020	Change

Current income tax (benefit) expense	$(210)	$316	$(526)
Federal income tax (benefit) expense on net capital gains	(537)	1,109	(1,646)
Total	$(747)	$1,425	$(2,172)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

	Year Ended December 31,
	2020	2019	Change

Current income tax expense (benefit)	$316	$(13,275)	$13,591
Federal income tax expense on net capital gains	1,109	4,709	(3,600)
Total	$1,425	$(8,566)	$9,991

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2021	2020	Change
Ordinary:
Reserves	$1,512	$1,599	$(87)
Provision for dividends	294	378	(84)
Compensation and benefit accrual	343	255	88
Receivables - non-admitted	2	75	(73)
Intangible	9,544	12,862	(3,318)
Other	189	186	3
Total ordinary gross deferred tax assets	11,884	15,355	(3,471)
Valuation allowance adjustment	—	—	—
Total adjusted ordinary gross deferred tax assets	11,884	15,355	(3,471)
Non-admitted ordinary deferred tax assets	(10,441)	(10,817)	376
Admitted ordinary deferred tax assets	1,443	4,538	(3,095)
Capital:
Investments	—	—	—
Total capital gross deferred tax assets	—	—	—
Valuation allowance adjustment	—	—	—
Total adjusted gross capital deferred tax assets	—	—	—
Non-admitted capital deferred tax assets	—	458	(458)
Admitted capital deferred tax assets	—	458	(458)
Total admitted deferred tax assets	$1,443	$4,996	$(3,553)

Deferred income tax liabilities:
Ordinary:
Investments	$(97)	$(132)	$35
Premium receivable	(75)	(80)	5
Policyholder Reserves	(503)	(635)	132
Other	(431)	—	(431)
Total ordinary deferred tax liabilities	(1,106)	(847)	(259)
Capital:
Investments	(337)	(458)	121
Total capital deferred tax liabilities	(337)	(458)	121

Total deferred tax liabilities	$(1,443)	$(1,305)	$(138)

Net admitted deferred income tax asset	$—	$3,691	$(3,691)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2021	2020	Change
Total deferred income tax assets	$11,884	$15,355	$(3,471)
Total deferred income tax liabilities	(1,443)	(1,305)	(138)
Net deferred income tax asset	$10,441	$14,050
Tax effect of unrealized capital gains (losses)			—
Change in net deferred income tax			$(3,609)

	December 31,
	2020	2019	Change
Total deferred income tax assets	$15,355	$2,180	$13,175
Total deferred income tax liabilities	(1,305)	(964)	(341)
Net deferred income tax asset	$14,050	$1,216
Tax effect of unrealized capital gains (losses)			(22)
Change in net deferred income tax			$12,812

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2021	2020	2019
Income tax expense at statutory rate	$2,959	$(30,272)	$3,368
Ceding commission, net of transaction expenses	(554)	922	1,106
Tax adjustment for interest maintenance reserve	(4,342)	18,323	(4,710)
Income tax (benefit) expense on realized capital (loss) gain	(549)	1,109	4,868
Dividend received deduction	(211)	(249)	(227)
Prior year adjustment	593	(997)	(57)
Statutory purchase accounting adjustment	5,330	—	—
Tax credits	(127)	(175)	(212)
Tax effect of non-admitted assets	(14)	(30)	31
Other	(223)	(18)	(26)
Total	$2,862	$(11,387)	$4,141

	2021	2020	2019
Federal income taxes incurred	$(747)	$1,425	$(8,566)
Change in net deferred income taxes	3,609	(12,812)	12,707
Total income tax expense (benefit)	$2,862	$(11,387)	$4,141

As of December 31, 2021 the Company had no operating loss carry forwards available for tax purposes.

As of December 31, 2020, the Company utilized foreign tax credit carry forwards of $0.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

There were no income taxes incurred for years ended December 31, 2021, 2020 and 2019, that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Great-West Life & Annuity Insurance Company (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a separate return basis as the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

The Company determines income tax contingencies in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2021 or 2020. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes interest and penalties accrued related to tax contingencies in current income tax expense. The Company did not accrue for the payment of tax contingency interest and penalties at December 31, 2021 and 2020.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The parent's U.S. federal and state tax filings are subject to adjustment or examination by the relevant tax authorities for tax years ending December 31, 2009 and thereafter. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2021 and December 31, 2020 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

13.   Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual participating policies were 100%, 100% and (1)% of total individual premiums earned during the years ended December 31, 2021, 2020 and 2019, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $1,426, $1,498 and $1,938 to its policyholders during the years ended December 31, 2021, 2020 and 2019 respectively.

14.   Concentrations

No customer accounted for 10% or more of the Company’s revenues in 2021, 2020 or 2019. In addition, no segment of the Company’s business is dependent on a single customer or a few customers, the loss of which would have a significant effect on the Company or any of its business segments. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents. New York State had concentrations of 96%, 97% and 97% for the years ended December 31, 2021, 2020 and 2019, respectively.

15.   Commitments and Contingencies

Commitments

The Company makes commitments to fund mortgage loans and other investments in the normal course of its business. The timing of the funding of mortgage loans is based on the expiration date of the commitments. The amount of unfunded commitments at December 31, 2021 and 2020 was $84,975 and $0, respectively, all of which is due within one year.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters, should they occur, may result in a material impact on the Company's financial position, results of operations, or cash flows.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements
(Dollars in Thousands)

16.   Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 15, 2021, the date on which they were issued.

On July 21, 2021, the Company announced it's acquisition of the full-service retirement business of Prudential Financial, Inc. Prudential's retirement recordkeeping business comprises more than 4,300 workplace savings plans, with approximately 4 million participants and $314 billion in assets. The transaction closed on April 1, 2022.

On March 30, 2022, the Company received $108 million as a capital contribution from GWL&A. The proceeds were used to finance the Prudential transaction.

Effective January 1, 2022, the Company assumed, via novation, a coinsurance treaty from GWL&A with reserves of $53,369 and IMR of $2,214. The transaction was accounted for as a non-economic transaction between affiliates, with cash received equal to reserves and IMR assumed. There was no gain or loss on the transaction.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2021

Investment income earned:
U.S. Government bonds	$512
Other bonds (unaffiliated)	60,472
Preferred stocks (unaffiliated)	3
Mortgage loans	4,983
Contract loans	473
Cash, cash equivalents and short-term investments	227
Derivative instruments	1,749
Other invested assets	476
Aggregate write-ins for investment income	436
Gross investment income	$69,331

Mortgage loans - Book value:
Commercial mortgages	$214,706

Mortgage loans by standing - Book value:
Good standing	$214,706

Other long-term invested assets - Statement value:	$13,943

Contract loans	$14,308

Bonds and short-term investments by maturity and designation:
Bonds by maturity - Statement value:
Due within one year or less	$134,732
Over 1 year through 5 years	746,305
Over 5 years through 10 years	1,360,032
Over 10 years through 20 years	367,563
Over 20 years	149,886
Total by maturity	$2,758,518

Bonds and short-term investments by designation - Statement value:
NAIC 1	$1,620,891
NAIC 2	1,127,195
NAIC 3	10,432
Total by designation	$2,758,518

Total bonds publicly traded	$1,473,047
Total bonds privately placed	$1,285,471

Collar, swap and forward agreements open - Statement value	$5,647

(Continued)
Life insurance in force:
Ordinary	$195,695

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2021

Life insurance policies with disability provisions in-force:
Ordinary	$46,467

Supplementary contracts in-force:
Ordinary - involving life contingencies
Income payable	$—

Annuities:
Ordinary:
Immediate - amount of income payable	$—
Deferred - fully paid account balance	—
Deferred - not fully paid - account balance	—
Group:
Certificates - amount of income payable	$2,985
Certificates - fully paid account balance	—
Certificates - not fully paid - account balance	3,347,200

Accident and health insurance - equivalent premiums in-force:
Other	$19

Deposit funds and dividend accumulations:
Deposit funds - account balance	$—
Dividend accumulations - account balance	1,229

(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2021

Great-West Life & Annuity Insurance Company of New York

For the year ending December 31, 2021

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.